Exhibit 10.3

AMENDMENT NO. 2 TO

MUTUAL STOCK PURCHASE AND ASSET EXCHANGE AGREEMENT

This Amendment No. 2 to Mutual Stock Purchase and Asset Exchange Agreement (this “Amendment”) is entered into as of October 16, 2026, by and between VIVOS THERAPEUTICS, INC., a Delaware corporation (“Vivos”), and SOD SCIENCES, INC., a Nevada corporation (“SOD” and, together with Vivos, the “Parties”), and amends the Mutual Stock Purchase and Asset Exchange Agreement dated as of October 14, 2026 between the Parties, as amended by the First Amendment thereto dated as of October 15, 2026 (as so amended, the “Purchase Agreement”).

1.	Correction of State of Incorporation. The Parties acknowledge that SOD is, and at all times relevant to the Purchase Agreement has been, a corporation incorporated and existing under the laws of the State of Nevada, and that the description of SOD in the preamble of the Purchase Agreement and elsewhere in the Transaction Documents as “a Florida corporation” was a mutual scrivener’s error. Each reference in the Purchase Agreement, and in each certificate, consent, instrument, or other document executed or delivered in connection with the Purchase Agreement, to SOD as a Florida corporation is hereby amended to refer to SOD as a Nevada corporation, and each such document shall be read and given effect accordingly, including the representation in Section 4.1 of the Purchase Agreement, which is deemed to refer to the State of Nevada. The error does not affect, and shall not be construed to affect, the identity of the Parties or the validity, enforceability, or binding effect of the Purchase Agreement or any other Transaction Document, each of which remains the valid and binding obligation of SOD Sciences, Inc., a Nevada corporation. Except as expressly amended by this Amendment and the First Amendment, the Purchase Agreement remains unchanged and in full force and effect, and this Amendment shall be deemed to form part of the Purchase Agreement for all purposes. This Amendment is governed by the laws of the State of Delaware, without regard to conflict-of-laws principles, and may be executed in counterparts, including by electronic signature, each of which is an original.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

VIVOS THERAPEUTICS, INC.

By:	/s/ R. Kirk Huntsman
Name:	R. Kirk Huntsman
Title:	Chairman and Chief Executive Officer

SOD SCIENCES, INC.

By:	/s/ Joseph M. Salvani
Name:	Joseph M. Salvani
Title:	Chief Executive Officer